UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 4, 2025

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

Houston, TX 77002
801 Travis Street, Suite 2100

(713) 568-4725

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BDCO	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2025, but effective as of June 1, 2025, the Board of Directors of Blue Dolphin Energy Company (“Blue Dolphin”) approved an amendment to the Amended and Restated Affiliate Revolving Credit Agreement (the “Second Amended and Restated Affiliate Revolving Credit Agreement”) by and between Lazarus Energy Holdings, LLC, Blue Dolphin, and Blue Dolphin's wholly owned subsidiaries. The maximum borrowing limit under the Second Amended and Restated Affiliate Revolving Credit Agreement increased from $10.0 million to $15.0 million.  All other terms of the Second Amended and Restated Affiliate Revolving Credit Agreement are materially the same as the prior agreement.  The proceeds under the agreement are anticipated to be used for working capital and general corporate purposes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amended and Restated Affiliate Revolving Credit Agreement dated and effective June 1, 2025 by and between Lazarus Energy Holdings, LLC, Blue Dolphin Energy Company, and Blue Dolphin Energy Company’s wholly owned subsidiaries.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         August 8, 2025

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chairman of the Board, Chief Executive Officer, President, Assistant Treasurer, and Secretary (Principal Executive Officer)

Exhibit Index

10.1	Second Amended and Restated Affiliate Revolving Credit Agreement dated and effective June 1, 2025 by and between Lazarus Energy Holdings, LLC, Blue Dolphin Energy Company, and Blue Dolphin Energy Company’s wholly owned subsidiaries.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)